ENG

Delivering Innovation



- Safety Moment
- Introductions
- ENGlobal Overview
- Project Experience
- Services Overview



SAFETY MOMENT

Providing safe work environment in light of COVID-19 virus



- Work place suggestions
  - Temperature reading stations located at entrances
  - COVID questionnaire for all visitors and employees that have traveled out of local area recently
  - Increase spacing in conference rooms and common areas, or limit occupancy to allow for 6' spacing between occupants
  - Increase ventilation rates in building and improve filtration to MERV13 (ASHRAE standard) grade filters
- Employee suggestions
  - Do **NOT** come to office if feeling sick or running a fever
  - Wash hands often and for at least 20 seconds
  - If exposed / had contact with someone with COVID-19, self-quarantine for at least 10 days after contact

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COMPANY OVERVIEW

- Established in 1985
- EPF
- Engineering, Fabrication, Automation
- Modular Process Systems
- Employees: ~350
- 5 Domestic Offices
- 1 Module Fabrication Facility
- 1 Automation Integration Facility



HSE

2020 TRIR = 0.00
2020 LTIR = 0.00

ZERO IMPACT
HEALTH • SAFETY • ENVIRONMETAL
AN ENGLOBAL CORE VALUE

ENG



Technology Expertise

Technology Partners


ENGINEERING
DESIGN
PROCUREMENT

Project Services

Engineering
Design
Procurement


AUTOMATION

Automation

Design
Programming
Commissioning/Startup



Fabrication



Integration



Construction Management

Construction Partners

COMPLETE PROJECT DELIVERY

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PROJECT EXPERIENCE HIGHLIGHTS

NEW HYDROGEN UNIT, MIDWEST USA

ENGlobal provided engineering, design, procurement and fabrication services to supply a 21 MM SCFD Hydrogen Plant, based on Haldor Topsoe's Hydroflex technology.

- **Project Characteristics:**
  - New hydrogen plant (HPU) based on the HTCR technology of Haldor Topsoe to supply 21 MM SCFD of hydrogen gas. The HPU was designed to deliver hydrogen with a purity of 99.9%.
  - ENGlobal provided the complete detailed engineering and design of the plant, including process, civil, structural, mechanical, electrical, instrumentation/controls, piping, refractory, insulation and painting.
  - Procurement, expediting and inspection of all buy-out equipment required for the unit. This included, reactors, vessels, heat exchangers, compressors/blowers, pumps, instrumentation/controls, electrical equipment/motors, structures, insulation/cladding, piping and valves.


HALDOR TOPSOE

- Fabrication, expediting and inspection, including third party inspection, and testing of all vendor supplied equipment and proprietary equipment.
- Pre-fabrication of the HPU in modules.
- Supply of all reactor and column internals, mole sieves, and the initial fill of all other material required for operation.
- Prefabrication of the structure and interconnecting piping between the modules and freestanding equipment for installation on site.
- Total installed project cost $75MM

ENG

LPG IMPORT TERMINAL, DOMINICAN REPUBLIC

ENGlobal provided detailed engineering, procurement and startup/commissioning support for a major terminal expansion.

- **Project Characteristics:**
  - Expansion of existing terminal to add three (3) 300,000 bbl LPG refrigerated storage tanks including loading/unloading systems.
  - Project scope included new storage tanks and loading/unloading systems, boil-off gas recovery compression, tank refrigeration system, transfer pumps, heat exchangers, fire water system and MVCU.
  - ENGlobal performed detailed design services including: specification of equipment, piping design, civil/structural design and design of power, controls, tank gauging and communication as well as procurement and startup/commissioning support.
  - ENGlobal provided the PLC and HMI panels as well as the PDC, REI and Analyzer buildings and equipment.
- **Total Installed Cost: $150 MM**





CRYOGENIC PLANT, UTICA SHALE

ENGlobal provided detailed engineering, procurement support and commissioning/startup support.

- Project Characteristics:
  - Core unit is a UOP Russell 200 MMSCFD cryogenic unit with GEA Refrigeration and MAFI Turbo expander
  - Scope included ISBL equipment & process integration and OSBL equipment
  - Coordination support for all permitting (ODOC-DIC & FM, OEPA)
  - Plant layout incorporated future expansion of additional cryo trains
  - Commissioning of BOP and Train 1 was completed in 2014.



CASPIAN PIPELINE CONSORTIUM EXPANSION

The CPC Expansion Project increased CPC Main Pipeline annual throughput capacity up to 67 MTA.

ENGlobal Scope - To provide Local Control System (LCS) for:

- Upgrade and Expansion of Five Existing Pump Stations
- Installation of Ten New Pump Stations
- Upgrade and Expansion of the Marine Terminal Tank Farm and Shore Facility
- Upgrade of One and Installation of Six Main Line Block Valve (MLBV) Stations


RUSSIA
KAZAKHSTAN
PS Astrakhan
PS Atyrau
Marine Terminal
PS Kropotkin
ELISTA
ATYRAU
ASTRAKHAN
TENGIZ
PS Tengiz
KRASNODAR
STAVROPOL
NOVOROSSIYSK
PS Komsomolskaya





Project Deliverables:

- 308 Total Equipment Panels (PLC, RIO, ESD, F&G and Relay)
- 37 Local Wonderware HMIs
- 49 Certified F&G System Panels
- 15 Shelters
- 190 Warehouse F&G Interface JBs
- 27,432 I/O points

SALT CREEK COMPRESSOR STATION, OKLAHOMA

ENGlobal provided detailed engineering and design for this grassroots compressor station, anchored by three (3) Cat-engine driven Ariel JGC4 compressor skids.





Project Characteristics:

- ENGlobal supplemented the client-purchased compressor packages with purchasing specifications for MCC and other equipment and materials.
- Detailed engineering and design included site development, completion of all mechanical/piping, civil/structural, and electrical/instrumentation work required for the new facility. Compacted pads were utilized for compressor skids.
- Project included replacement of 3,500-ft of 26-inch pipeline with 30-inch pipe, and installation of a relocated pig receiver.
- Total installed project cost $20 MM.

PUMP STATION ENGINE REPLACEMENTS, MISSOURI

ENGlobal provided detailed engineering and design for replacement of two (2) Sterling natural gas engines driving mainline pumps with Cat engines.

New CAT engines are more efficient and included better emissions controls to mitigate amount of greenhouse gases that are produced.

Project Characteristics:

- ENGlobal provided detailed design for the replaced engines and related equipment, including piping, civil/structural design and electrical and instrumentation modifications.
- Project required relocation/retrofit of the jacket water system, new air intake and exhaust systems, and tie-ins to existing fuel gas and lube oil. Building infrastructure was reviewed for structural suitability and modifications.
- Replacements were sequential to allow continuous pipeline throughput.
- Total installed project cost $2.5 MM



NEJD LOOP, MISSISSIPPI

ENGlobal provided detailed engineering and as-built services for this looping project

Project Characteristics:

- New 20", 35-mile CO2 pipeline loop segment to increase throughput on the NEJD system.
- Scope included survey and routing of new line which involved railroad, interstate highways and river crossings. This required roughly 45 Horizontal Directional Drill (HDD) segments. Project also required 10 new valve sets.
- ENGlobal services included HDD design, permit packages, construction drawing and construction as-builts.



ENG

Delivering Innovation

SERVICES



ALTERNATIVE AND RENEWABLE ENERGY

Gas to Liquids for Stranded Gas

- Hydrogen / HYCO
- Methanol /DME
- Fischer-Tropsch Liquids
- Ammonia
- Gasoline Synthesis

Bio Fuels, Renewable Fuels, Hydrogen

- Vegetable Oils and Tallow Oils to Diesel and Jet

Biomass to Methanol

- Methanol to Diesel and to Gasoline

Solar Power

- Joint Venture with Fusion Industries





ENG

SOLAR OPTIONS


OVERALL SITE PLAN

System Size	18 MWdc
Module Type	Longi Hi-MO5
Module Wattage	520w/545w
No. of Modules	~34,616/~33,028
Racking Type	FTC Voyager
No. of Piles	~2,958
No. of Acres	~77



AUTOMATION, INTEGRATION & FABRICATION

Modular Enclosures/Buildings
- MCC Buildings / Switchgear Shelters
- Analyzer / Operator Shelters (Blast Resistant)
- Remote Instrument Enclosures (RIE)

Control Systems
- Burner Management
- Control System Panels
- Fire and Gas Protection Systems
- Supervisory Control and Data Acquisition (SCADA)

Analytical
- Continuous Monitoring Systems (CEMS)
- Analyzer Maintenance Data Acquisition Systems (AMDAS)
- Data Acquisition Systems (DAS)

Power Solutions
- Micro Turbine Power Islands
- MCC / Switchgear
- Power Distribution Bus Stops

Industrial HVAC
- Advanced PLC-based Diagnosti
- Health Monitoring Capabilities
- On-site Testing Facilities
- Certified Weld Inspection





[redacted]

80,000 ft² Floor Space Fabrication and Packaging

Services Vendor Independent

State-of-the-art Testing Facility

PlantPAx Process Automation System

Rockwell Automation Recognized System Integrator

Wonderware ENDORSED System Integrator Partner

SIEMENS

ENG

MODULE FABRICATION

- Valve Assemblies
- Launchers / Receivers
- Production Modules
- Meter Skids
- Process Equipment Modules
- Pipe Rack Modules
- ICP
- Vessels
- Boilers

QA/QC Testing



Skid Packaging



ASME Certified

U – R – S

Skid Logistics



METERING SKIDS AND TRAP SKIDS







ENG

MODULAR WELL PAD GATHERING SYSTEM





PROJECT CONTROLS

Scheduling Work Flow

Define
- WBS
- Steps/Activities/Deliverables
- Rules of Credit

Set Up
- Build the Schedule/Deliverable list tracking
- Resource load schedule
- S Curves/Progress Plan

Track
- Actual Man Hours vs. Physical Progress
- Index: CPI/SPI - Productivity Analysis

Reporting
- Progress Report: Weekly MH / Physical Progress
- Identify Deviation

Cost Control Work Flow

Set Up

- Update Actuals (Labor/material & Equipment/Fabrication/Other Cost)
- Update Weekly Report (Cost/progress)
- Update Invoice Log
- Update Change Order Log
- Update Cash flow

Track

- Assign task codes per WBS
- Create the project in the ERP System
- Roster Team per the Staffing Plan
- Cash Flow

Forecast

- Change Management – identify SOW deviations early, acquire client approval prior to working on deviation
- Update Forecast cost and schedule
- Prepare monthly client report

MONTHLY REPORT EXAMPLE


PROJECT: Hydrogen Plant
BASIC INFORMATION
SCOPE
CONTRACT PERFORMANCE
PROGRESS
MAN HOURS - Eng
Progress Curve
CPI-SPI-TCPI - Index
Index
KEY ASPECTS
RISK AND CHANGE
AREAS OF CONCERN & MITIGATION PLANS

CONTACTS:

Market Makers - Investor Relations
Jimmy Caplan
512-329-9505 Direct
jimmycaplan@me.com

Market Makers - Media Relations
Rick Eisenberg
212-496-6828 Direct
eiscom@msn.com

Mark A. Hess
Chief Executive Officer
(281) 878-1000 Direct
mark.hess@englobal.com

ENGlobal Corporation
(NASDAQ:ENG)
654 North Sam Houston Parkway East
Suite 400
Houston, TX 77060-5914
(281) 878-1000 Main
www.ENGlobal.com

SAFE HARBOR STATEMENT

The Company cautions that some statements made in this presentation, which are forward-looking or provide other than historical information, involve risks and uncertainties that may impact the Company's future actual results of operations. Although the Company may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurances that the results contemplated in the forward-looking statements will be realized. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements contained in this presentation. For a more complete description of these risks, please refer to ENGlobal's filings with the Securities and Exchange Commission which are available in the Investor Relations section of our website at www.ENGlobal.com. We are under no duty to update any of the forward-looking statements after the date of this presentation to conform such statements to actual results.

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